                                                                   EXHIBIT 10.2

                            FIRST AMENDMENT TO
                         ASSET PURCHASE AGREEMENT


     THIS FIRST AMENDMENT (this "Amendment") is entered into this 26th day of June, 1997 by and among Zenith Insurance Company, a California corporation (the "Purchaser") and RISCORP, Inc., a Florida corporation ("RISCORP"), RISCORP Management Services, Inc., a Florida corporation ("RMS"), RISCORP of Illinois, Inc., an Illinois corporation ("RI"), Independent Association Administrators Incorporated, an Alabama corporation ("IAA"), RISCORP Insurance Services, Inc., a Florida corporation ("RIS"), RISCORP Managed Care Services, Inc., a Florida corporation ("RMCS"), CompSource, Inc., a North Carolina corporation ("CompSource"), RISCORP Real Estate Holdings, Inc., a Florida corporation ("RRE"), RISCORP Acquisition, Inc., a Florida corporation ("RA"), RISCORP West, Inc., an Oklahoma corporation ("RW"), RISCORP of Florida, Inc., a Florida corporation ("RF"), RISCORP Insurance Company, a Florida corporation ("RIC"), RISCORP Property & Casualty Insurance Company, a Florida corporation ("RP&C"), RISCORP National Insurance Company, a Missouri corporation ("RNIC"), RISCORP Services, Inc., a Florida corporation ("RS"), RISCORP Staffing Solutions Holding, Inc., a Florida corporation ("RSS Holding"), RISCORP Staffing Solutions, Inc. I, a Florida corporation ("RSSI"), and RISCORP Staffing Solutions, Inc. II, a Florida corporation ("RSSII"). RISCORP, RMS, RI, IAA, RIS, RMCS, CompSource, RRE, RA, RW, RF, RIC, RP&C, RNIC, RS, RSS Holding, RSSI and RSSII are referred to herein collectively as the "Sellers."

                                    WITNESSETH:

     WHEREAS, on June 17, 1997, the Purchaser and the Sellers entered into an Asset Purchase Agreement (the "Agreement") which contemplates the acquisition of certain assets and the assumption of certain liabilities of the Sellers by the Purchaser:

     WHEREAS, the Purchaser and Sellers desire to amend the Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. SECTION 5.18(a). Section 5.18(a) of the Agreement is hereby deleted in its entirety and, in lieu thereof, the following new Section 5.18(a) is hereby inserted:

          "(a) Within twenty four days following the date of execution of this Agreement, the Sellers' Representative on behalf of the Sellers shall deliver to Purchaser schedules prepared in consultation with the Purchaser and reasonably satisfactory to the parties ("Disclosure Schedules"), which shall be accompanied by a certificate signed by the chief executive officer of RISCORP stating that the Disclosure Schedules are being delivered pursuant to this Section 5.18. The Disclosure Schedules, when so delivered, shall be deemed to constitute an integral part of this Agreement and to modify the respective representations, warranties, covenants or agreements of the parties hereto contained herein to the extent that such representations, warranties, covenants or agreements expressly refer to schedules. Anything to the contrary contained herein or in


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     the Disclosure Schedules notwithstanding, any and all statements, representations, warranties or disclosures set forth in the Disclosure Schedules shall be deemed to have been made on and as of the date hereof.

     2. OTHER TERMS AND CONDITIONS RATIFIED AND CONFIRMED. All other terms and conditions of the Agreement are hereby ratified and confirmed by the parties and shall remain in full force and effect.

     3. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned parties have executed this Amendment as of the day and year set forth above.


                              ZENITH INSURANCE COMPANY


                              By:    /s/ STANLEY R. ZAX
                                  ----------------------------------
                              Name:     Stanley R. Zax
                              Title:    Chairman and President

                              RISCORP, INC.


                              By:    /s/ FREDERICK M. DAWSON
                                  ----------------------------------
                              Name:     Frederick M. Dawson
                              Title:    President

                              RISCORP MANAGEMENT SERVICES, INC.


                              By:    /s/ FREDERICK M. DAWSON
                                  ----------------------------------
                              Name:     Frederick M. Dawson
                              Title:    President

                              RISCORP OF ILLINOIS, INC.


                              By:    /s/ FREDERICK M. DAWSON
                                  ----------------------------------
                              Name:     Frederick M. Dawson
                              Title:    President

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                              INDEPENDENT ASSOCIATION ADMINISTRATORS
                              INCORPORATED


                              By:    /s/ FREDERICK M. DAWSON
                                  ----------------------------------
                              Name:     Frederick M. Dawson
                              Title:    President

                              RISCORP INSURANCE SERVICES, INC.


                              By:    /s/ FREDERICK M. DAWSON
                                  ----------------------------------
                              Name:     Frederick M. Dawson
                              Title:    President

                              RISCORP MANAGED CARE SERVICES, INC.


                              By:    /s/ FREDERICK M. DAWSON
                                  ----------------------------------
                              Name:     Frederick M. Dawson
                              Title:    President

                              COMPSOURCE, INC.


                              By:    /s/ FREDERICK M. DAWSON
                                  ----------------------------------
                              Name:     Frederick M. Dawson
                              Title:    President

                              RISCORP REAL ESTATE HOLDINGS, INC.


                              By:    /s/ FREDERICK M. DAWSON
                                  ----------------------------------
                              Name:     Frederick M. Dawson
                              Title:    President

                              RISCORP ACQUISITION, INC.


                              By:    /s/ FREDERICK M. DAWSON
                                  ----------------------------------
                              Name:     Frederick M. Dawson
                              Title:    President

                              RISCORP WEST, INC.


                              By:    /s/ FREDERICK M. DAWSON
                                  ----------------------------------
                              Name:     Frederick M. Dawson
                              Title:    President

                              RISCORP OF FLORIDA, INC.


                              By:    /s/ FREDERICK M. DAWSON
                                  ----------------------------------
                              Name:     Frederick M. Dawson
                              Title:    President

                              RISCORP INSURANCE COMPANY


                              By:    /s/ FREDERICK M. DAWSON
                                  ----------------------------------
                              Name:     Frederick M. Dawson
                              Title:    President

                              RISCORP PROPERTY & CASUALTY INSURANCE
                              COMPANY


                              By:    /s/ FREDERICK M. DAWSON
                                  ----------------------------------
                              Name:     Frederick M. Dawson
                              Title:    President

                              RISCORP NATIONAL INSURANCE COMPANY


                              By:    /s/ FREDERICK M. DAWSON
                                  ----------------------------------
                              Name:     Frederick M. Dawson
                              Title:    President

                              RISCORP SERVICES, INC.


                              By:    /s/ FREDERICK M. DAWSON
                                  ----------------------------------
                              Name:     Frederick M. Dawson
                              Title:    President

                              RISCORP STAFFING SOLUTIONS HOLDING, INC.


                              By:    /s/ FREDERICK M. DAWSON
                                  ----------------------------------
                              Name:     Frederick M. Dawson
                              Title:    President

                              RISCORP STAFFING SOLUTIONS HOLDING, INC. I


                              By:    /s/ FREDERICK M. DAWSON
                                  ----------------------------------
                              Name:     Frederick M. Dawson
                              Title:    President

                              RISCORP STAFFING SOLUTIONS HOLDING, INC. II


                              By:    /s/ FREDERICK M. DAWSON
                                  ----------------------------------
                              Name:     Frederick M. Dawson
                              Title:    President